Exhibit 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned has executed this Power of Attorney as of this 5th day of January, 2026.

    /s/ Dianne Neal Blixt
Dianne Neal Blixt

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    The undersigned has executed this Power of Attorney as of this 29th day of December, 2025.

    /s/ Glynis A Bryan
Glynis A. Bryan

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
    The undersigned has executed this Power of Attorney as of this 22nd day of December, 2025

    /s/ Amy DiGeso
Amy DiGeso

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned has executed this Power of Attorney as of this 29th day of December, 2025.

    /s/ Liane J. Pelletier
Liane J. Pelletier

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned has executed this Power of Attorney as of this 23rd day of December, 2025.

    /s/ Robert F. Sharpe Jr.
Robert F. Sharpe Jr.

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned has executed this Power of Attorney as of this 23rd day of December, 2025.

    /s/ Brian T. Shea
Brian T. Shea

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned has executed this Power of Attorney as of this 5th day of January, 2026.

    /s/ W. Edward Walter III
W. Edward Walter III

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director and/or Officer of Ameriprise Financial, Inc., a Delaware corporation (the “Company”), hereby makes, constitutes and appoints James M. Cracchiolo, Walter S. Berman and Heather J. Melloh, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2025 (the "Form 10-K"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Company to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned has executed this Power of Attorney as of this 5th day of January, 2026.

    /s/ Christopher J. Williams
Christopher J. Williams